RETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2023
Employee Benefits [Abstract]
RETIREMENT BENEFIT PLANS	RETIREMENT BENEFIT PLANS
Brookfield Infrastructure offers pension plans to certain employees of its subsidiaries. Brookfield Infrastructure’s obligations under its defined benefit pension plans are determined periodically through the preparation of actuarial valuations. The benefit plans’ expense for 2023 was $18 million (2022: $26 million, 2021: $37 million). The discount rate used was 5.2% (2022: 4.5%, 2021: 2.3%) with a rate of compensation of 3.1% (2022: 2.4%, 2021: 2.6%).

US$ MILLIONS	2023	2022
Plan assets	$808	$654
Less accrued benefit obligation	(813)	(679)
Accrued benefit liability (1)	$(5)	$(25)
(1)Primarily presented within Other liabilities’ of the consolidated statements of financial position. Refer to Note 17, Accounts Payable and Other for further details